                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

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                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                   ---------------------------------------------


Date of report (Date of earliest event reported):  August 2, 1999




                                    BARRA, INC.
               (Exact name of registrant as specified in its charter)


          DELAWARE                           0-19690                      94-2993326

(State or Other Jurisdiction                 (Commission                  (IRS Employer
 of Incorporation)                           File Number)               Identification No.)

    2100 MILVIA STREET, BERKELEY, CA                                       94704-1113
(Address of Principal Executive Offices)                                  (Zip Code)




Registrant's telephone number, including area code:  (510) 548-5442




                                   NOT APPLICABLE
            (Former Name or Former Address, if Changed Since Last Report)

- -------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

     Filed as Exhibit 99.1 is a copy of the Registrant's press release, issued August 2, 1999, regarding the appointment of a new Chief Executive Officer of BARRA, Inc..

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.                       Description
- -----------                       -----------
99.1            Press Release of BARRA, Inc. dated August 2, 1999

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BARRA, INC.


Date:  August 2, 1999                   By:      /s/ James D. Kirsner
                                           ----------------------------------
                                             Name:  James D. Kirsner
                                             Title: Chief Financial Officer

                                   EXHIBIT INDEX

Exhibit No.     Description
- -----------     -----------
99.1           Press Release of BARRA, Inc. dated August 2, 1999
